SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 20, 2008

GRANITE MASTER ISSUER PLC
(Exact name of registrant as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
333-141533
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Fifth Floor
100 Wood Street
London EC2V 7EX, England
(Address of principal executive offices)
+44 (0)20 7606 0643
(Registrant’s telephone number, including area code)

GRANITE FINANCE TRUSTEES LIMITED
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation)
333-141533-02
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
22 Grenville Street
St. Helier, Jersey JE4 8PX, Channel Islands
(Address of principal executive offices)
+44 (0)1534 609 333
(Registrant’s telephone number, including area code)

GRANITE FINANCE FUNDING 2 LIMITED
(Exact name of registrant as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
333-141533-01
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Fifth Floor
100 Wood Street
London EC2V 7EX, England
(Address of principal executive offices)
+44 (0)20 7606 0643
(Registrant’s telephone number, including area code)

NORTHERN ROCK PLC
(Exact name of sponsor as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
Not applicable
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Northern Rock House
Gosforth, Newcastle upon Tyne NE3 4PL, England
(Address of principal executive offices)
+44 (0)191 285 7191
(Sponsor’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR240.13e-4(c))

Item 8.01.  Other Events.

As announced by Alistair Darling, the Chancellor of the Exchequer, the U.K. Government has decided on February 17, 2008, to bring forward legislation to take Northern Rock plc, the sponsor and servicer of the Granite Master Issuer plc securitization program, into a period of temporary public ownership.  The statement by the Chancellor of the Exchequer on Northern Rock is available on the Treasury website at http://www.hm-treasury.gov.uk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Date:           February 20, 2008
GRANITE MASTER ISSUER PLC

By:                L.D.C. Securitisation Director No. 1 Limited

By:                /s/ Sharon Martin
Name:           Sharon Martin
Title:             Director

Date:           February 20, 2008
GRANITE FINANCE FUNDING 2 LIMITED

By:                L.D.C. Securitisation Director No. 1 Limited

By:                /s/ Sharon Martin
Name:           Sharon Martin
Title:             Director

Date:           February 20, 2008
GRANITE FINANCE TRUSTEES LIMITED

By:                /s/ Dean Godwin
Name:           Dean Godwin
Title:             Director